UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

Tingo Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35850	27-0016420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	TIO	The NASDAQ Capital Market

Item 4.01. Changes in Registrant’s Certifying Accountant

On January 16, 2024, Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network (“Deloitte Israel”) resigned as the independent registered public accounting firm of Tingo Group, Inc. (the “Company”), effective immediately.

The report of Deloitte Israel on the Company’s consolidated financial statements as of and for the year ended December 31, 2022 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

As disclosed in the Company’s 8-K filed on December 26, 2023, following the Securities and Exchange commission (“SEC”) complaint against the Company filed on December 18, 2023, the audit committee determined on December 23, 2023, based on the complaint and the evidence in the SEC exhibits which contradicts certifications, representations and evidence previously provided by the Company and its management, that the Company’s consolidated financial statements for 2022 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and associated report of the Company’s independent registered public accounting firm, Deloitte Israel, should no longer be relied upon.

During the recent fiscal year ending December 31, 2022 and through the date of this Current Report, there have been no (i) disagreements with Deloitte Israel on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, in connection with its report; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that Deloitte Israel has advised the Company that information contained in the SEC complaint and other documents filed by the SEC on December 18, 2023 and the Department of Justice sealed indictment filed on November 15, 2023 which was unsealed on January 2, 2024, has led it to no longer be able to rely on management's representations, and has made it unwilling to be associated with the financial statements prepared by management.

The Company has provided Deloitte Israel with a copy of the above disclosures and requested that Deloitte Israel furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statement. A copy of Deloitte’s Israel letter, dated January 21, 2024 is filed as exhibit 16.1 to this Current Report of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Deloitte Israel, to the Securities and Exchange Commission dated January 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2024	TINGO GROUP, INC.

	By:	/s/ Kenneth Denos
		Name:	Kenneth Denos
		Title:	Chief Executive Officer

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